                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Encompass Services Corporation, a Texas corporation (the "Company"), relating to the offering to participants in the Encompass Employee Stock Purchase Plan (collectively, the "Plan"), of additional shares of the Company's Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints Gray H. Muzzy, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 1st day of March, 2002.


                              /s/ ANDREW AFRICK
                              _________________________________________
                              Andrew Africk

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Encompass Services Corporation, a Texas corporation (the "Company"), relating to the offering to participants in the Encompass Employee Stock Purchase Plan (collectively, the "Plan"), of additional shares of the Company's Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints Gray H. Muzzy, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 1st day of March, 2002.


                              /s/ VINCENT W. EADES
                              ___________________________________
                              Vincent W. Eades

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Encompass Services Corporation, a Texas corporation (the "Company"), relating to the offering to participants in the Encompass Employee Stock Purchase Plan (collectively, the "Plan"), of additional shares of the Company's Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints Gray H. Muzzy, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 1st day of March, 2002.


                              /s/ MICHAEL GROSS
                              ___________________________________
                              Michael Gross

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Encompass Services Corporation, a Texas corporation (the "Company"), relating to the offering to participants in the Encompass Employee Stock Purchase Plan (collectively, the "Plan"), of shares of the Company's Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints Gray H. Muzzy, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and/or the U.S. Office of Thrift Supervision and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 1st day of March, 2002.


                              /s/ SCOTT KLEINMAN
                              ___________________________________
                              Scott Kleinman

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Encompass Services Corporation, a Texas corporation (the "Company"), relating to the offering to participants in the Encompass Employee Stock Purchase Plan (collectively, the "Plan"), of additional shares of the Company's Common Stock, including the related interests in the Plan, the undersigned directors of the Company hereby constitutes and appoints Gray H. Muzzy, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 1st day of March, 2002.


                              /s/ DONALD L. LUKE
                              ___________________________________
                              Donald L. Luke

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Encompass Services Corporation, a Texas corporation (the "Company"), relating to the offering to participants in the Encompass Employee Stock Purchase Plan (collectively, the "Plan"), of additional shares of the Company's Common Stock, including the related interests in the Plan, the undersigned directors of the Company hereby constitutes and appoints Gray H. Muzzy, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 1st day of March, 2002.


                               /s/ J. PATRICK MILLINOR, JR.
                              ___________________________________
                              J. Patrick Millinor, Jr.

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Encompass Services Corporation, a Texas corporation (the "Company"), relating to the offering to participants in the Encompass Employee Stock Purchase Plan (collectively, the "Plan"), of additional shares of the Company's Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints Gray H. Muzzy, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 1st day of March, 2002.


                              /s/ LUCIAN L. MORRISON
                              ___________________________________
                              Lucian L. Morrison

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Encompass Services Corporation, a Texas corporation (the "Company"), relating to the offering to participants in the Encompass Employee Stock Purchase Plan (collectively, the "Plan"), of additional shares of the Company's Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints Gray H. Muzzy, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 1st day of March, 2002.


                              /s/ WILLIAM M. MOUNGER, II
                              ___________________________________
                              William M. Mounger, II

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Encompass Services Corporation, a Texas corporation (the "Company"), relating to the offering to participants in the Encompass Employee Stock Purchase Plan (collectively, the "Plan"), of additional shares of the Company's Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints Gray H. Muzzy, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 1st day of March, 2002.


                              /s/ JOHN M. SULLIVAN
                              ___________________________________
                              John M. Sullivan